EXHIBIT 10.9

                     REVOLVING CREDIT AGREEMENT DATED AS OF
                        DECEMBER 1, 2003 WITH KEVIN RYAN







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                           REVOLVING CREDIT AGREEMENT


         This REVOLVING CREDIT AGREEMENT (this "AGREEMENT") is made as of December 1, 2003 by and between CRYSTALIX GROUP INTERNATIONAL, INC., a Nevada corporation ("BORROWER") and KEVIN RYAN ("LENDER").

                              PRELIMINARY STATEMENT

         Borrower wishes to borrow from Lender the principal sum of One Million Dollars ($1,000,000) and Lender has agreed to provide such money for the purpose of establishing a revolving line of credit, subject to the terms and conditions contained herein.

                                    AGREEMENT

         NOW, THEREFORE, Lender and Borrower agree as follows.

         1.    REVOLVING CREDIT.

               1.1. REVOLVING CREDIT. Subject to the terms and conditions of this Agreement, Lender hereby agrees to make advances ("ADVANCES") to Borrower from time to time from the date of this Agreement, not to exceed at any time the aggregate principal sum of One Million Dollars ($1,000,000) (the "LOAN").

               1.2. REVOLVING CREDIT NOTE. The Loan shall be evidenced by a Revolving Credit Note dated the same date as this Agreement (the "NOTE"), all terms of which are incorporated herein by this reference.

               1.3. INTEREST. The outstanding principal balance of each Advance shall bear interest from the date thereof until full payment thereof is made at an annual rate of ten percent (10%). Interest not paid when due shall bear interest at the Default Rate (as defined in the Note) to the fullest extent permitted by law. Interest on the Advances shall be payable monthly on the first day of each month, commencing January 1, 2004. Payment under the Note shall be made to Lender at 3950 East Patrick Lane, Suite 101, Las Vegas, Nevada 89120, or at such other place as Lender may designate in writing. Whenever an event of default under this Agreement has occurred and is continuing, the interest rate on the unpaid principal balance of the Advances shall, at the option of Lender, be at the Default Rate (as defined in the Note), to the fullest extent permitted by law.

               1.4. BORROWING AND REPAYMENT. Borrower may, from time to time during the term of this Agreement, borrow, partially or wholly repay and reborrow Advances hereunder, subject to all of the limitations, terms and conditions contained herein, provided that the total outstanding Advances hereunder shall at no time exceed the total amount of the aggregate of the Loan.

               1.5. REQUEST FOR ADVANCE; LENDER'S DISCRETION. Each Advance shall be made pursuant to an executed written request stating the intended use of the Advance and anticipated source of repayment, which Borrower shall deliver to the Lender at least twenty-four (24) hours


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prior to the date and time each Advance is requested to be made.  Lender may, in his sole discretion, decline to make one or more Advances based upon Lender's review of the request for Advance and its intended purpose. Notwithstanding the foregoing, Advances may be made by Lender, without request by Borrower, to pay interest or any other amounts owing to Lender under this Agreement, or to pay consulting fees and expenses owed by the Borrower to Lender or any affiliate of Lender.

               1.6. PURPOSE. Advances under the Loan shall be used for general operating purposes and capital expenditures.

               1.7. NO WAIVER. Any decision by Lender not to require payment of any interest, fee, cost or other amount payable hereunder or under any other document, instrument or agreement at any time executed in connection herewith (collectively referred to as "LOAN DOCUMENTS") on any occasion shall in no way limit or be deemed a waiver of Lender's right to require payment of any such amount on any subsequent occasion.

         2. CONDITIONS PRECEDENT. The obligation of Lender to make any Loan under this Agreement is subject to the following conditions:

               2.1. COMPLIANCE. The representations and warranties contained herein shall be true on and as of the date of the making of any Advance hereunder and on such date, no event of default and no condition, event or act which, with the giving of notice or the lapse of time or both, would constitute an event of default, shall exist.

               2.2. DOCUMENTATION. Prior to the making of the initial Advance hereunder, Lender shall have received, in form and substance satisfactory to Lender, the following described documents, each duly executed and, where appropriate, acknowledged, and in form and content acceptable to Lender:

                       (a)  this Agreement;

                       (b)  the Note;

                       (c)  Amendment to Security Agreement.

         3.    DEFAULT.

               3.1. EVENTS OF DEFAULT. Upon the happening of any one or more of the following events of default, the principal unpaid balance of the Note, plus accrued interest thereon, shall, at the option of Lender and without notice, demand or presentment, all of which are hereby expressly waived by Borrower, become due and payable and the obligation, if any, of Lender to make further Advances hereunder shall immediately cease and terminate. The following shall constitute events of default:

                     (a) Borrower's failure to pay or perform any obligations, liabilities or indebtedness of Borrower or any of its subsidiaries to Lender, whether under this Agreement or any other agreement, note or instrument, now or hereafter existing, as and when due (whether at maturity or by acceleration and no prior demand therefor by Lender being necessary);


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                     (b)   Borrower's failure to perform any of the non-monetary
covenants, agreements or conditions of this Agreement or any other agreement between Borrower and Lender, if such failure continues for thirty (30) days after Borrower's receipt of written notice thereof by Lender;

                     (c) Insolvency of; business failure of; the appointment of a custodian, trustee, liquidator or receiver for, or for any property of; an assignment for the benefit of creditors under insolvency or debtor's relief law; or for any readjustment of indebtedness, composition or extension by or against, Borrower;

                     (d) Lender's determination that any express representation or warranty made by Borrower to Lender is, or was, untrue or materially misleading; or

                     (e) The filing or commencement of a proceeding against Borrower for dissolution or liquidation, voluntary or involuntary termination of operations or dissolution of Borrower.

               3.2. DEFAULT INTEREST. In the event that any amount due under this Agreement is reduced to judgment, or if the Borrower is five (5) or more days late in making any payment required to be made under the Note, or if any of the events of default shall occur, and said default is not cured within five (5) days after the date Lender sends to Borrower, at the address set forth herein, written notice of the default, the total unpaid principal balance of the Note and accrued and unpaid interest thereon (past due interest being compounded) shall then begin accruing interest at the Default Rate (as defined in the Note), until such time as all past due payments and accrued interest are paid. At that time, the interest rate will revert to that rate provided in the Note. Borrower acknowledges that the effect of this Default Rate (as defined in the Note) could operate to compound some of the interest obligations due and the Borrower hereby expressly assents to such compounding should it occur.

               3.3. REMEDIES. Upon the occurrence of any event of default, Lender may: (a) terminate forthwith any indebtedness; and/or (b) declare any such indebtedness to be forthwith due and payable, whereupon the unpaid principal amount of such indebtedness, together with accrued interest thereon, shall become immediately due and payable without presentment, demand or protest, or other notice of any kind, all of which are hereby expressly waived, anything contained herein or in any Loan Documents to the contrary withstanding; and/or
(c) proceed to enforce any of its remedies under this Agreement, any Loan Documents or pursuant to applicable law. No remedy conferred upon or reserved to Lender herein is intended to be exclusive of any other remedy given under this Agreement or the Loan Documents, or now or hereafter existing at law or in equity or by statute.

         4.    MISCELLANEOUS.

               4.1. WAIVER. No delay or failure of Lender, or any holder of the Note, in exercising any right, power or privilege, nor any single or partial exercise thereof or any abandonment or discontinuance of steps to endorse such a right, power or privilege, shall be deemed a waiver of Lender's right to exercise such power or privilege in the future. The rights of Lender hereunder are cumulative and not exclusive. Any waiver, permit, consent or approval of any kind


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by Lender, or any holder of the Note, of any breach or default hereunder must be in writing and shall be effective only to the extent set forth in such writing.

               4.2. NOTICES. All notices, requests and demands given to, or made upon, any party to this Agreement shall be deemed to have been given or made when properly deposited in the U. S. Mail and addressed as follows:

     If to Borrower:          Crystalix Group International, Inc
                              5720 South Arville Street, Suite 114
                              Las Vegas, Nevada 89118
                              Attn:  John S. Woodward, President
                              Fax No.: (702) 740-4611

     If to Lender:            Mr. Kevin Ryan
                              3950 East Patrick Lane, Suite 101
                              Las Vegas, Nevada 89120
                              Fax No.:  (702) 891-0555


     with a copy to:          Gordon & Silver, Ltd.
                              3960 Howard Hughes Parkway, 9th Floor
                              Las Vegas, Nevada 89109
                              Attn:  Stephen B. Yoken, Esq.
                              Fax No.: (702) 369-2666

               4.3. ATTORNEYS' FEES. Borrower shall reimburse Lender for all costs, expenses and attorneys' fees expended or incurred by Lender in negotiating, preparing, amending or enforcing this Agreement or any other Loan Document, in actions for declaratory relief in any way related to this Agreement or any other Loan Document, or in collecting any sum which becomes due Lender on the Note.

               4.4.     APPLICABLE LAW.   This Agreement  shall be  construed in
accordance with the laws of the State of Nevada.

               4.5. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of Borrower and Lender and to their respective heirs, successors and assigns.

               4.6. AMENDMENTS. This Agreement may not be altered or amended, except with the written consent of each of the parties.

               4.7. LENDER'S RELIANCE ON BORROWER'S REPRESENTATION, ETC. All covenants, warranties, representations and affirmations made by Borrower are considered material to this Agreement and Lender has relied upon same in contemplating the extension of credit to Borrower.

               4.8.   RESPONSIBILITY.   If more than  one Borrower executes this
Agreement, Borrower's obligations hereunder shall be joint and several.


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               4.9.   SEVERABILITY. The invalidity or unenforceability of one or more provisions of this Agreement shall in no way affect the remaining provisions.

               4.10. CONSTRUCTION. The singular shall include the plural; the plural shall include the singular, unless the context of the Agreement requires otherwise.

               4.11. AMBIGUITY. If there appears to be a conflict in terms or an ambiguity in terms between the provisions contained with the Note and those provisions contained within this Agreement, then the terms and provisions of this Agreement shall control.

               4.12. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which, when taken together, will be deemed to be an original and one and the same instrument. This Agreement will not become effective until all counterparts hereof have been duly executed by all parties hereto.

               4.13. ARBITRATION. The parties to this Agreement hereby agree to resolve any dispute involving the interpretation of a provision or term by arbitration in accordance with the Commercial Rules of the American Arbitration Association. It is the parties' intent by including this provision to preclude the filing of an action in the District Court should a dispute regarding a provision in this Agreement arise.

         IN WITNESS WHEREOF, the parties above-mentioned have entered into this Agreement the day and year first above-mentioned.

BORROWER:                                     LENDER:

Crystalix Group International, Inc.,
a Nevada corporation



By: /s/ JOHN S. WOODWARD                        /s/ KEVIN RYAN
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   John S. Woodward, President                Kevin Ryan









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